INDEPENDENT AUDITOR'S CONSENT



     We consent to the incorporation by reference in this Registration Statement on Form S-8 of Teche Holding Company of our report dated November 16, 2001, incorporated by reference in the Annual Report on Form 10-K of Teche Holding Company for the year ended September 30, 2001.



                                       /s/Deloitte & Touche LLP
                                       -----------------------------------------
                                       Deloitte & Touche LLP



April 29, 2002

New Orleans, Louisiana